Non-controlling interests (Tables)	12 Months Ended
Dec. 31, 2023
Non-controlling interests.
Schedule of information related to each subsidiary of the Group with material, non-controlling interests before intercompany eliminations

Dec 31, 2021	Centogene GmbH, Vienna	Dr. Bauer Laboratoriums GmbH
in EUR k
Net assets/(liabilities)	(528)	245
Carrying amount of non‑controlling interests	(53)	—
Revenue	—	109,015
Profit/(loss)	(6)	98
Profit/(loss) allocated to non‑controlling interests	(1)	98